UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 9, 2008
Date of Report (Date of earliest
event reported)
NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Charter)

STATE OF WASHINGTON	000-18307	91-1423516

(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

101 STEWART STREET, SUITE 700, SEATTLE, WASHINGTON		98101

(Address of principal executive offices)		(Zip Code)
(206) 621-1351

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On May 15, 2008, Northland Cable Properties Eight Limited Partnership (“NCP-Eight”) filed a Form 12b-25 with the Securities and Exchange Commission (the “SEC”) stating that it is not able to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (the “Form 10-Q”). Pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, NCP-Eight received an extension until May 20, 2008 to file its Form 10-Q, which has now expired. The filing of the Form 10-Q has been delayed as NCP-Eight has been working diligently to obtain the information and complete the processes necessary to finalize and file its Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”) which was late due to circumstances surrounding the failure to close the sale of NCP- Eight’s assets to Green River Media and Communications, LLC. On July 2, 2008, NCP-Eight filed its Form 10-K with the SEC. NCP-Eight is now working towards finalizing and filing its Form 10-Q as soon as reasonably practicable.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northland Cable Properties Eight Limited Partnership By: Northland Communications Corporation (General Partner)
Dated: July 9, 2008	By:	/s/ GARY S. JONES
		Name:	Gary S. Jones
		Title:	President

Dated: July 9, 2008	By:	/s/ RICHARD I. CLARK
		Name:	Richard I. Clark
		Title:	Executive Vice President, Treasurer and Assistant Secretary